Unit-Based Compensation Plans	12 Months Ended
Dec. 31, 2012
Share-based Compensation, Allocation and Classification in Financial Statements [Abstract]
Unit-Based Compensation Plans
UNIT-BASED COMPENSATION PLANS:
We, ETP, Sunoco Logistics and Regency have issued equity incentive plans for employees, officers and directors, which provide for various types of awards, including options to purchase Common Units, restricted units, phantom units, distribution equivalent rights (“DERs”), common unit appreciation rights, and other unit-based awards.
ETE Long-Term Incentive Plan
The Board of Directors or the Compensation Committee of the board of directors of the our General Partner (the “Compensation Committee”) may from time to time grant additional awards to employees, directors and consultants of ETE’s general partner and its affiliates who perform services for ETE. The plan provides for the following types of awards: restricted units, phantom units, unit options, unit appreciation rights and distribution equivalent rights. The number of additional units that may be delivered pursuant to these awards is limited to 3,000,000 units. As of December 31, 2012, 2,852,936 units remain available to be awarded under the plan.
During 2012, no awards were granted to ETE employees and 740 ETE units were granted to non-employee directors. Under our equity incentive plans, our non-employee directors each receive grants that vest ratably over three years and do not entitle the holders to receive distributions during the vesting period.
During 2012, a total of 28,325 ETE units vested, with a total fair value of $1 million as of the vesting date. As of December 31, 2012, a total of 54,972 restricted units granted to ETE employees and directors remain outstanding, for which we expect to recognize a total of $1 million in compensation over a weighted average period of 1.9 years.
ETP Unit-Based Compensation Plans
Unit Grants
ETP has granted restricted unit awards to employees that vest over a specified time period, typically a five-year period at 20% per year, with vesting based on continued employment as of each applicable vesting date. Upon vesting, ETP Common Units are issued. These unit awards entitle the recipients of the unit awards to receive, with respect to each ETP Common Unit subject to such award that has not either vested or been forfeited, a cash payment equal to each cash distribution per ETP Common Unit made by ETP on its Common Units promptly following each such distribution by ETP to its Unitholders. We refer to these rights as “distribution equivalent rights.”
Under ETP’s equity incentive plans, its non-employee directors each receive grants that vest ratably over three years and do not entitle the holders to receive distributions during the vesting period.
Award Activity
The following table shows the activity of the ETP awards granted to employees and non-employee directors:

	Number of ETP Units	Weighted Average Grant-Date Fair Value Per ETP Unit
Unvested awards as of December 31, 2011	2,563,709	$46.37
Awards granted	289,930	43.93
Awards vested	(647,498)	44.58
Awards forfeited	(346,982)	44.58
Unvested awards as of December 31, 2012	1,859,159	46.95

During the years ended December 31, 2012, 2011 and 2010, the weighted average grant-date fair value per unit award granted was $43.93, $48.35 and $49.82, respectively. The total fair value of awards vested was $29 million, $27 million and $17 million, respectively based on the market price of ETP Common Units as of the vesting date. As of December 31, 2012, a total of 1,859,159 unit awards remain unvested, for which ETP expects to recognize a total of $51 million in compensation expense over a weighted average period of 1.8 years.
Sunoco Logistics Unit-Based Compensation Plan
Sunoco Logistics’ general partner has a long-term incentive plan for employees and directors, which permits the grant of restricted units and unit options of Sunoco Logistics covering an additional 0.9 million Sunoco common units. As of December 31, 2012, a total of 427,610 Sunoco Logistics restricted units were outstanding for which Sunoco Logistics expects to recognize $10 million of expense over a weighted-average period of 2.5 years.
Related Party Awards
McReynolds Energy Partners, L.P., the general partner of which is owned and controlled by an ETE officer, awarded to certain officers of ETP certain rights related to units of ETE previously issued by ETE to such ETE officer. These rights include the economic benefits of ownership of these ETE units based on a five-year vesting schedule whereby the ETP officers will vest in the ETE units at a rate of 20% per year. As these ETE units are conveyed to the recipients of these awards upon vesting from a partnership that is not owned or managed by ETE or ETP, none of the costs related to such awards are paid by ETP or ETE unless this partnership defaults under its obligations pursuant to these unit awards. As these units were outstanding prior to these awards, these awards do not represent an increase in the number of outstanding units of either ETP or ETE and are not dilutive to cash distributions per unit with respect to either ETP or ETE.
ETP is recognizing non-cash compensation expense over the vesting period based on the grant-date fair value of the ETE units awarded to the ETP employees assuming no forfeitures. For the years ended December 31, 2012, 2011 and 2010, ETP recognized non-cash compensation expense, net of forfeitures, of $1 million, $2 million and $4 million, respectively, as a result of these awards. As of December 31, 2012, rights related to 90,000 ETE common units remain outstanding, for which ETP expects to recognize a total of less than $1 million in compensation expense over a weighted average period of 0.6 years.
Regency Unit-Based Compensation Plans
Regency has the following awards outstanding as of December 31, 2012:

•	156,550 Regency Common Unit options, all of which are exercisable, with a weighted average exercise price of $21.96 per unit option;

•	no Regency restricted (non-vested) Common Units; and

•	1,226,542 Regency Phantom Units, with a weighted average grant date fair value of $23.22 per Phantom Unit.
In conjunction with the Regency Transactions, certain of Regency’s then-outstanding Phantom Units converted to 252,630 Regency Common Units as a result of change-in-control provisions associated with the awards. Each of Regency’s outstanding Phantom Units as of December 31, 2012 is the economic equivalent of one Regency Common Unit and is accompanied by a distribution equivalent right, entitling the holder to an amount equal to any cash distributions paid on Regency Common Units. The outstanding Regency Phantom Units will vest one-third on each March 15th through 2013.
Regency expects to recognize $26 million of compensation expense related to the Regency Phantom Units over a weighted average period of five years.